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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                April 18, 1994



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)




                PENNSYLVANIA                                 1-9718                               25-1435979
         (State or other jurisdiction                     (Commission                          (IRS Employer
              of incorporation)                           File Number)                       Identification No.)





                                 ONE PNC PLAZA
                          FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA  15265
              (Address of principal executive offices) (Zip Code)


                                 (412) 762-2666
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

        First Quarter 1994 Financial Results

        On April 18, 1994, PNC Bank Corp. ("Corporation") reported results of operations for the three months ended March 31, 1994. Excerpts from the earnings press release issued by the Corporation are attached as Exhibit 28 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PNC BANK CORP.
                                           (Registrant)


                                                /s/Robert L. Haunschild
Date:  April 26, 1994                       By ___________________________
                                                   Robert L. Haunschild
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                 EXHIBIT INDEX


28 Excerpts from the earnings press release issued by the Corporation on April 18, 1994, with respect to earnings for the three months ended March 31, 1994, filed herewith.






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